CARCO/DCMOT AUTO LOAN MASTER TRUST:   RECONCILIATION OF CASH FLOWS
COLLECTION PERIOD: OCTOBER 1, 2002 THROUGH OCTOBER 31, 2002
ACCRUAL PERIOD: OCT 15, 2002 THROUGH NOV 14, 2002
DISTRIBUTION DATE: NOV 15, 2002


                                                    TRUST             SERIES          SERIES          SERIES           SERIES
                                                   TOTALS             1996-1          1998-1          1999-2           1999-4
                                              ------------------  ------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                  42,989,097.72 *    3,145,594.22    3,145,594.22    3,774,713.07      3,172,027.79
Principal Collections from Seller                500,000,000.00 *            0.00            0.00            0.00    500,000,000.00
Investment Income on Accounts                         98,770.54          9,189.53        9,230.65       10,916.33          6,277.55
Balances in Principal Funding Accounts                     0.00              0.00            0.00            0.00              0.00
Balances in Reserve Fund Accounts                 16,978,500.00      1,750,000.00    1,750,000.00    2,100,000.00      1,750,000.00
Balances in Excess Funding Accounts                        0.00              0.00            0.00            0.00              0.00
Balance in Yield Supplement Accounts              17,404,000.00      2,000,000.00    2,000,000.00    2,400,000.00              0.00
Other Adjustments                                          0.00              0.00            0.00            0.00              0.00
                                              ------------------  ------------------------------------------------------------------
                   TOTAL AVAILABLE               577,470,368.26      6,904,783.76    6,904,824.88    8,285,629.40    504,928,305.34
                                              ==================  ==================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
  Note/Certificateholders                         12,971,493.88        833,125.00      809,444.44      997,166.67      2,679,166.67
Principal Due to Note/Certificateholders         500,000,000.00              0.00            0.00            0.00    500,000,000.00
Principal to Funding Account                               0.00              0.00            0.00            0.00              0.00
Move Funds to the Reserve Fund Accounts           15,228,500.00      1,750,000.00    1,750,000.00    2,100,000.00              0.00
Move Funds to the Excess Funding Accounts                  0.00              0.00            0.00            0.00              0.00
Move Funds to the Yield Supplement Accounts       17,404,000.00      2,000,000.00    2,000,000.00    2,400,000.00              0.00
Yield Supplement  & Reserve Account to Seller      1,750,000.00 *            0.00            0.00            0.00      1,750,000.00
Service Fees to Seller                             5,874,001.83 *      416,666.67      416,666.67      500,000.00        416,666.67
Defaulted Amounts to Seller                          333,839.55 *       26,282.44       26,282.44       31,538.93              0.00
Excess Collections to Seller                      23,908,532.99 *    1,878,709.65    1,902,431.33    2,256,923.80         82,472.00
Excess Funding Account Balance to Seller                   0.00 *            0.00            0.00            0.00              0.00
                                              ------------------  ------------------------------------------------------------------
                 TOTAL DISBURSEMENTS             577,470,368.26      6,904,783.76    6,904,824.88    8,285,629.40    504,928,305.34
                                              ==================  ==================================================================
                        Proof                              0.00              0.00            0.00            0.00              0.00
                                              ==================  ==================================================================





                                                SERIES          SERIES          SERIES          SERIES          DCMOT
                                                2000-A          2000-B          2000-C          2001-A          2002-A        OTHER
                                              --------------------------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller               4,718,391.33    3,151,885.41    3,145,594.22   6,291,188.44    12,444,109.01    0.00
Principal Collections from Seller                      0.00            0.00            0.00           0.00             0.00
Investment Income on Accounts                     12,995.13        9,184.11        9,216.26      16,966.02        14,794.95
Balances in Principal Funding Accounts                 0.00            0.00            0.00           0.00             0.00
Balances in Reserve Fund Accounts              2,625,000.00    1,753,500.00    1,750,000.00   3,500,000.00             0.00
Balances in Excess Funding Accounts                    0.00            0.00            0.00           0.00             0.00
Balance in Yield Supplement Accounts           3,000,000.00    2,004,000.00    2,000,000.00   4,000,000.00             0.00
Other Adjustments                                      0.00            0.00            0.00           0.00             0.00    0.00
                                              --------------------------------------------------------------------------------------
                   TOTAL AVAILABLE            10,356,386.46    6,918,569.52    6,904,810.49  13,808,154.46    12,458,903.96    0.00
                                              ======================================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
  Note/Certificateholders                      1,227,083.33      811,063.33      805,138.89   1,605,972.22     3,203,333.33
Principal Due to Note/Certificateholders               0.00            0.00            0.00           0.00             0.00
Principal to Funding Account                           0.00            0.00            0.00           0.00             0.00
Move Funds to the Reserve Fund Accounts        2,625,000.00    1,753,500.00    1,750,000.00   3,500,000.00             0.00
Move Funds to the Excess Funding Accounts              0.00            0.00            0.00           0.00             0.00
Move Funds to the Yield Supplement Accounts    3,000,000.00    2,004,000.00    2,000,000.00   4,000,000.00             0.00
Yield Supplement  & Reserve Account to Seller          0.00            0.00            0.00           0.00             0.00
Service Fees to Seller                           625,000.00      417,500.00      416,666.67     833,333.33     1,831,501.83
Defaulted Amounts to Seller                       39,423.66       26,335.00       26,282.44      52,564.88       105,129.76
Excess Collections to Seller                   2,839,879.47    1,906,171.19    1,906,722.49   3,816,284.03     7,318,939.04    0.00
Excess Funding Account Balance to Seller               0.00            0.00            0.00           0.00             0.00
                                              --------------------------------------------------------------------------------------
                 TOTAL DISBURSEMENTS          10,356,386.46    6,918,569.52    6,904,810.49  13,808,154.46    12,458,903.96    0.00
                                              ======================================================================================
                        Proof                          0.00            0.00            0.00           0.00             0.00    0.00
                                              ======================================================================================
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
------------------------------------------------------------------------  TO: JOHN BOBKO/ROBERT GRUENFEL    FROM: PAUL GEKIERE
 * FUNDS TRANSFER TO/(FROM) BANK OF NEW YORK :                                THE BANK OF NEW YORK                DAIMLERCHRYSLER
                                         4,122,723.24                         (212) 815-4389/8325                 (248) 512-2758
------------------------------------------------------------------------
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
 --------------------------------------------------------------------------------------------
 INSTRUCTIONS TO BANK OF NEW YORK
      1. Receive funds from:

              Chrysler                                   $4,122,723.24
              Investment Income                              98,770.54
              Collection Account                        507,000,000.10 *
              Reserve & Yield Accounts                    1,750,000.00
              Balance in Excess Funding Account                   0.00
                                                       $512,971,493.88
      2. Distribute funds to:
              Series Note/Certificate Holders          $512,971,493.88
              Chrysler                                            0.00
              Trust Deposit Accounts                              0.00

                                                       $512,971,493.88

      3. Verify account balances in Collection, Funding, Reserve & Yield Supplement Accounts.

 --------------------------------------------------------------------------------------------
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